                                                            Exhibit 4.1

                                VOTING AGREEMENT


         This VOTING AGREEMENT (the "AGREEMENT") is entered into as of July 1, 1998, 1998, by and among Central Reserve Life Corporation, an Ohio corporation (including its successors, the "COMPANY") and the security holders listed on the signature pages of this Agreement (or who may hereafter become a party hereto pursuant to the terms hereof).

         WHEREAS, pursuant to the Amended and Restated Stock Purchase Agreement dated as of March 30, 1998, by and among the Company and certain purchasers identified therein (the "STOCK PURCHASE AGREEMENT"), the Company shall issue 7,300,000 shares of common stock, without par value, of the Company and warrants to purchase up to 3,650,000 shares of common stock of the Company (the "WARRANT SHARES");

         WHEREAS, upon closing of the transactions contemplated by the Stock Purchase Agreement (the "CLOSING DATE"), the shares purchased thereunder shall constitute a majority of the common stock of the Company; and

         WHEREAS, the parties desire to regulate certain aspects of their relationship as holders of common stock of the Company.

         NOW THEREFORE, in consideration of the agreements and covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         I.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  "AFFILIATE" shall mean, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by, or is under common control with that Person. For purposes of this definition, "control," and "controlled by" and when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise.

                  "COMMON STOCK" shall mean shares of the Common Stock, without par value per share, of the Company, and any capital stock into which such Common Stock thereafter may be changed.

                  "COMMON STOCK EQUIVALENTS" shall mean, without duplication with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                  "DESIGNEE" shall mean an individual designated for election to the Board of Directors by IP Delaware, SAP, or Osborne pursuant to
         Section 2.1 of this Agreement.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "HOLDER" shall mean (i) a security holder listed on the signature page hereof and (ii) any direct or indirect transferee of any such security holder who shall become a party to this Agreement by executing a joinder agreement in the form of EXHIBIT A hereto.

                  "INDEPENDENT DIRECTOR" shall mean a director meeting the standards of an "independent director" as defined in Rule 4200(a) of the rules of the NASD as of the Closing Date.

                  "IP"  shall mean, collectively, IP Bermuda and IP Delaware.

                  "IP BERMUDA" shall mean Insurance Partners Offshore (Bermuda), L.P., a Bermuda limited partnership.

                  "IP DELAWARE" shall mean Insurance Partners, L.P., a Delaware limited partnership.

                  "IP GROUP" shall mean IP Delaware, IP Bermuda, their respective Affiliates, the respective officers, directors, and employees (and members of their respective families and trusts for the primary benefit of such family members) of the foregoing, and the respective limited partners of IP Delaware and IP Bermuda.

                  "IP GROUP CLOSING DATE SHARES" shall mean the number of shares of Common Stock owned by the IP Group as of the date of this Agreement as set forth on EXHIBIT B hereto.

                  "LICK EMPLOYMENT AGREEMENT" shall mean that certain Employment Agreement, dated as of December 15, 1997, between the Company and Fred Lick, Jr.

                  "OSBORNE" shall mean Turkey Vulture Fund, III, Ltd. an Ohio limited liability company.

                  "OSBORNE GROUP" shall mean Osborne, its Affiliates, and their respective officers, directors, and employees (and members of their respective families and trusts for the primary benefit of such family members).

                  "OSBORNE GROUP CLOSING DATE SHARES" shall mean the number of shares of Common Stock owned by the Osborne Group as of the date of this Agreement as set forth on EXHIBIT B hereto.

                  "PERSON" or " "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, or government or other agency or political subdivision thereof.

                  "REQUIRED HOLDERS" shall mean Holders who then own beneficially more than 66-2/3% of the aggregate number of shares of Common Stock subject to this Agreement.

                  "SAP" shall mean Strategic Acquisition Partners, LLC, a Nevada limited liability company.

                  "SAP GROUP" shall mean SAP, its Affiliates, and their respective officers, directors, and employees, Peter W. Nauert, Michael
         A. Cavataio, Karon Hill and Val Rajic (and members of their respective families and trusts for the primary benefit of such family members).

                  "SAP GROUP CLOSING DATE SHARES" shall mean the number of shares of Common Stock owned by the SAP Group as of the date of this Agreement as set forth on EXHIBIT B hereto.

                  "STOCKHOLDERS AGREEMENT" shall mean that certain Stockholders Agreement, dated as of July 1, 1998, among the Company and the various stockholders party thereto from time to time.


                                   ARTICLE II

                              ELECTION OF DIRECTORS

               SECTION 2.1 Board of Directors.
                           -----------------------

   (a) The Holders shall cause the Board of Directors of the Company to consist of nine directors, some or all, as applicable, of whom shall consist of the following individuals:

               (i) IP DESIGNEES. Four individuals designated by IP, so long as the IP Group shall own a number of shares of Common Stock equal to at least 75% of the IP Group Closing Date Shares; three individuals designated by IP, so long as the IP Group shall own a number of shares of Common Stock equal to at least 50%, but less than 75%, of the IP Group Closing Date Shares; two individuals designated by IP, so long as the IP Group shall own a number of shares of Common Stock equal to at least 25%, but less than 50%, of the IP Group Closing Date Shares; and one individual designated by IP, so long as the IP Group shall own a number of shares of Common Stock equal to at least 10%, but less than 25%, of the IP Group Closing Date Shares;

               (ii) SAP DESIGNEES. Two individuals designated by SAP, so long as the SAP Group shall own a number of shares of Common Stock equal to at least 50% of the SAP Closing Date Shares; and one individual designated by SAP, so long as the SAP Group shall own a number of shares of Common Stock equal to at least 10%, but less than 50%, of the SAP Group Closing Date Shares;

               (iii) OSBORNE DESIGNEE. One individual designated by Osborne, so long as the Osborne Group shall own a number of shares of Common Stock equal to at least 25% of the Osborne Group Closing Date Shares;

               (iv)  NOVATNEY. John Novatney, until the earlier to occur of
         (A) December 31, 1999, or (B) the first date as of which the Company does not have a class of equity securities registered under either
         Section 12(b) or 12(g) of the Exchange Act; and

               (v) LICK. Fred Lick, Jr. until the earlier to occur of (A) December 31, 1999, (B) termination of his employment under the Lick Employment Agreement, or (C) the first date as of which the Company does not have a class of equity securities registered under either
         Section 12(b) or 12(g) of the Exchange Act;

         PROVIDED, HOWEVER, that until the first date as of which the Company does not have a class of equity securities either registered under
         Section 12(b) or 12(g) of the Exchange Act, at least two of the individuals elected to the Board of Directors shall constitute Independent Directors; and PROVIDED FURTHER, that (i) none of IP, SAP or Osborne shall be required to designate an individual that constitutes an Independent Director so long as two individuals who constitute Independent Directors are nominated to serve as directors and SAP, IP and Osborne vote for their election; PROVIDED, that if the Company has cumulative voting with respect to the election of its directors, the SAP Group, IP

\





          Group and Osborne Group shall be permitted to vote in favor of the SAP Designees, IP Designees and Osborne Designee as provided in this
          Section 2.1(a) to the extent necessary to ensure the election of such Designees prior to casting any votes in favor of such Independent Directors; (ii) in the event one or two of the individuals to be designated pursuant to the foregoing provisions must constitute an Independent Director in order to meet the requirements of the immediately preceding proviso, then, first, IP shall designate as one of its designees an individual that constitutes an Independent Director, and, second, SAP shall designate as one of its designees an individual that constitutes an Independent Director.

         (b) For purposes of the foregoing provisions and SECTION 2.2, in determining whether any person or group owns a specified number of shares of Common Stock for purposes of comparison to the number of shares owned by a person or group on the Closing Date, appropriate adjustment shall be made in each case to give effect to any stock splits, dividends or combinations.

         (c) If, prior to his election to the Board of Directors of the Company pursuant to SECTION 2.1, any designee shall be unable or unwilling to serve as a director of the Company, the Holder or Holders who designated such Designee shall be entitled to nominate a replacement who shall then be a Designee for purposes of this SECTION 2.1. If, following an election to the Board of Directors of the Company pursuant to SECTION 2.1, any Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his term as a director of the Company, the Holder or Holders who designated such Designee shall, within thirty (30) days of such event, notify the Board of Directors of the Company in writing of a replacement Designee, and either (i) the Holders shall vote their shares of Common Stock, at any regular or special meeting called for the purpose of filling positions on the Board of Directors of the Company or in any written consent executed in lieu of such a meeting of stockholders, and shall take all such other actions necessary to ensure the election to the Board of Directors of the Company of such replacement Designee to fill the unexpired term of the Designee who such new Designee is replacing or
(ii) the Board of Directors shall elect such replacement Designee to fill the unexpired term of the Designee who such new Designee is replacing. If any Holder requests that any Designee designated by such Holder be removed as a Director (with or without cause) by written notice thereof to the Company, then the Company shall take all actions necessary to effect, and each of the Holders shall vote all of its capital stock in favor of, such removal upon such request.

         (d) Each Holder shall vote its shares of Common Stock at any regular or special meeting of stockholders of the Company or in any written consent executed in lieu of such a meeting of stockholders and shall take all other actions necessary to give effect to the agreements contained in this Agreement (including, without limitation, the election of Designees as directors as described herein) and to ensure that the certificate of incorporation and bylaws as in effect immediately following the date hereof do not, at any time thereafter, conflict in any respect with the provisions of this Agreement. In order to effectuate the provisions of this SECTION 2.1, each Holder hereby agrees that when any action or vote is required to be taken by such Holder pursuant to this Agreement, such Holder shall use its best efforts to call, or cause the appropriate officers and directors of the Company to call, a special or annual meeting of stockholders of the Company, as the case may be, or execute or cause to be executed a consent in writing in lieu of any such meetings pursuant to applicable law.

                  SECTION 2.2 CONTINUED LISTING. Until the three year anniversary of the Closing Date, each Holder shall vote its shares of Common Stock in such manner that the Company shall not be voluntarily delisted from the Nasdaq National Market, except (y) in connection with (1) a transaction that would constitute a "Rule 13e-3 transaction" (as that term is defined under Rule 13e-3 under the Exchange Act as in effect on the date hereof) with respect to the Common Stock or (2) any other transaction that, if it were effected by the Company or an affiliate thereof, would constitute a "Rule 13e-3 transaction" (as so defined) with respect to the Common Stock, or (z) if the Company becomes listed on a national securities exchange.

                  SECTION 2.3 PROXY. Each Holder hereby grants to each of IP Delaware, SAP and Osborne, with full powers of substitution, an irrevocable proxy coupled with an interest as may be necessary to permit each of IP Delaware, SAP and Osborne, to vote the shares of the Holder granting such proxy in accordance with the requirements of SECTION 2.1 (by written consent or otherwise) in event the Holder fails to vote its shares of Common Stock as required under SECTION 2.1 within ten (10) days after notice from the party holding such proxy requesting such a vote.

                  SECTION 2.4 CUMULATIVE VOTING. As promptly as practicable following the Closing Date, the Company shall amend its Articles of Incorporation, Code of Regulations or Bylaws, as the case may be, to eliminate cumulative voting in the election of directors.

                  SECTION 2.5 PROXY STATEMENT. In connection with any annual meeting of the stockholders or special meeting of the stockholders of the Company called for the election of directors, the Company shall prepare and file, if required, with the Securities and Exchange Commission (the "COMMISSION") a proxy statement relating to such meeting (together with any amendments thereof or supplements thereto, the "PROXY STATEMENT") which shall include the recommendation of the Board in favor of electing the directors specified in SECTION 2.1. Except in the event of termination of this Agreement, no modification or withdrawal of such recommendation shall release the Company of its obligation to submit the election of directors specified in SECTION 2.1 to its stockholders for their vote in accordance with applicable law. The Company shall use reasonable efforts to assure the election of the directors specified in SECTION 2.1.

                                   ARTICLE III

                            RESTRICTIONS ON TRANSFER

                  SECTION 3.1 RESTRICTIONS UPON TRANSFER. No Holder may effect, cause to be effected or permit any voluntary or involuntary sale, assignment or transfer of any shares of Common Stock or Common Stock Equivalents or any interest therein (a "TRANSFER"), except for Transfers pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act, unless the transferee agrees to be bound by the provisions of this Agreement and the Stockholders Agreement and such Transfer is, where applicable, made in compliance with the terms of the Stockholders Agreement; PROVIDED, that the Warrants and the Warrant Shares shall not be subject to this Agreement upon the Transfer to a beneficial owner other than IP, SAP, or Osborne and their respective affiliates; PROVIDED FURTHER, that nothing contained herein shall restrict the sale, assignment or transfer of any warrants issued by the Company pursuant to the Credit Agreement dated December 16, 1997 by and between the Company and SAP. Any Transfer not complying with the provisions of this Agreement shall be void AB INITIO, shall not be effective for any purpose and any purported transferee of such a Transfer shall not acquire any right or interest in such Common Stock or the Company.

                  SECTION 3.2 RESTRICTIVE LEGENDS.

                  (a) For the term of this Agreement, each certificate representing the shares of Common Stock or Common Stock Equivalents subject hereto, and each instrument or certificate issued upon exchange or transfer thereof, shall be stamped or otherwise imprinted with the following legend:

                  "THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO TRANSFER RESTRICTIONS, VOTING LIMITATIONS, AND OTHER TERMS AND CONDITIONS CONTAINED IN A VOTING AGREEMENT DATED JULY 1, 1998 BY AND AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."





                              Page 31 of 136 Pages

                  (b) In addition, each certificate representing shares of Common Stock or Common Stock Equivalents subject hereto and each instrument or certificate issued upon exchange or Transfer thereof shall be stamped or otherwise imprinted with any and all legends required by applicable state and federal securities laws.


                                   ARTICLE IV

                                  MISCELLANEOUS

                  SECTION 4.1 TERM. The term of this Agreement shall begin on the Closing Date and shall remain in effect until the five (5) year anniversary of the Closing Date.

                  SECTION 4.2 AMENDMENT. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Holders; provided, that, no such amendment or waiver: (i) that is adverse to any Holder that owns more than 5% of the outstanding Common Stock shall be effective as to that Holder prior to the three (3) year anniversary of the Closing Date without the consent of such Holder or (ii) shall amend SECTION 2.1(a)(iv), SECTION 2.1(a)(v), the first proviso of SECTION 2.1(a) or SECTION 2.2 unless approved by a majority of the Independent Directors.

                  SECTION 4.3 SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto including any and all subsequent Holders from time to time.

                  SECTION 4.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, as applicable to contracts executed and to be performed entirely in such state.

                  SECTION 4.5 ENTIRE AGREEMENT. Except as provided below, this Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

                  SECTION 4.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  SECTION 4.7  ENFORCEMENT.

                  (a) The Holders each acknowledge and agree that irreparable damage will occur if any of the provisions of this Agreement are not complied with in accordance with their specific terms. Accordingly, the Company will be entitled to an injunction to prevent breached of this Agreement and to enforce specifically its provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which the Company may be entitled at law or in equity.

                  (b) No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                  SECTION 4.8 SEVERABILITY. In case any provision of this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 4.9 NOTICES. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier, or registered or certified mail, postage prepaid return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

                               If to the Company:
                               ------------------

                                    Central Reserve Life Corporation
                                    17800 Royalton Road
                                    Strongsville, Ohio  44136
                                    Facsimile No.: (440) 572-4501
                                    Attention: Fred Lick, Jr.

         If to any Holder, at its address listed on the signature pages hereof or in any joinder agreement.

         Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                                      *      *    *

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed on its behalf by its duly authorized officers, all as of the day and year first above written.

                                            CENTRAL RESERVE LIFE CORPORATION


                                            By:      /s/ Frank W. Grimone
                                                     --------------------
                                            Name:    Frank W. Grimone
                                            Title:   CFO

                       SIGNATURE PAGE TO VOTING AGREEMENT

                            INSURANCE PARTNERS, L.P.

                                  By: Insurance GenPar, L.P.,
                                      its general partner

                                      By: Insurance GenPar MGP, L.P.,
                                           its general partner

                                           By: Insurance GenPar MGP, Inc.,
                                                 its general partner


                                      By:    /s/ Robert A. Spass
                                            ----------------------------------
                                      Name:   Robert A. Spass
                                            ----------------------------------
                                      Title:
                                            ----------------------------------


                            Address:

                            One Chase Manhattan Plaza
                            44th Floor
                            New York, New York 10005
                            Attention: Bradley E. Cooper

                            Copy to:

                            Weil, Gotshal & Manges LLP
                            767 Fifth Avenue
                            New York, New York  10153
                            Attention:  Thomas A. Roberts

          SIGNATURE PAGE TO VOTING AGREEMENT

              INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P.

                  By:    Insurance GenPar (Bermuda), L.P.,
                         its general partner

                         By: Insurance GenPar MGP (Bermuda), L.P.,
                               its general partner

                               By: Insurance GenPar MGP (Bermuda), Inc.,
                                          its general partner


                                                 By:    /s/ Robert A. Spass
                                                       ------------------------
                                                 Name:      Robert A. Spass
                                                       ------------------------
                                                 Title:
                                                       ------------------------


              Address:

              One Chase Manhattan Plaza
              44th Floor
              New York, New York 10005
              Attention: Bradley & Cooper

              Copy to:

              Weil, Gotshal & Manges LLP
              767 Fifth Avenue
              New York, New York  10153
              Attention:  Thomas A. Roberts

                       SIGNATURE PAGE TO VOTING AGREEMENT

                           STRATEGIC ACQUISITION PARTNERS, LLC


                           By:   /s/ Val Rajic
                                -----------------------------
                           Name:     Val Rajic
                                -----------------------------
                           Title:


                           Address:

                           1750 East Golf Road
                           Suite 210
                           Schaumburg, Illinois 60173

                           Copy to:

                           McDermott, Will & Emery
                           227 West Monroe Street
                           Chicago, Illinois 60606
                           Attention: Stanley H. Meadows, P.C.

                           SIGNATURE PAGE TO VOTING AGREEMENT


                                /s/ Peter W. Nauert
                                -------------------
                                Peter W. Nauert

                                Address:

                                1750 East Golf Road
                                Suite 210
                                Schaumburg, Illinois 60173

                           Copy to:

                                McDermott, Will & Emery
                                227 West Monroe Street
                                Chicago, Illinois 60606
                                Attention: Stanley H. Meadows, P.C.

                 SIGNATURE PAGE TO VOTING AGREEMENT


                                 /s/ Michael A. Cavataio
                                -------------------------------------------
                                Michael A. Cavataio

                       Address:

                                3125 Ramsgate Road
                                Rockford, Illinois 61114

                       SIGNATURE PAGE TO VOTING AGREEMENT

                              MERCANTILE BANK OF NORTHERN ILLINOIS, TRUSTEE OF THE CONSECO STOCK OPTION DIRECTOR PLAN FBO MICHAEL CAVATAIO #08590033


                              By:    /s/ Kathy A. Moffatt
                                    -------------------------------
                              Name:   Kathy A. Moffatt
                                    -------------------------------
                              Title:  Trust Officer
                                    -------------------------------


                              Address:

                              P.O. Box 30
                              Freeport, Illinois 61032

                              Copy to:

                              Michael A. Cavataio
                              3125 Ramsgate Road
                              Rockford, Illinois 61114

                       SIGNATURE PAGE TO VOTING AGREEMENT

                              MERCANTILE BANK OF NORTHERN ILLINOIS, TRUSTEE OF THE CONSECO STOCK OPTION DIRECTOR PLAN FBO MICHAEL CAVATAIO #08590034


                              By:    /s/ Kathy A. Moffatt
                                    ---------------------------
                              Name:      Kathy A. Moffatt
                                    ---------------------------
                              Title:     Trust Officer
                                    ---------------------------


                              Address:

                              P.O. Box 30
                              Freeport, Illinois 61032

                              Copy to:

                              Michael A. Cavataio
                              3125 Ramsgate Road
                              Rockford, Illinois 61114

                       SIGNATURE PAGE TO VOTING AGREEMENT


                                           /s/ Karon Hill
                                           ---------------------------
                                           Karon Hill

                                    Address:

                                           1750 East Golf Road
                                           Suite 210
                                           Schaumburg, Illinois 60173

                       SIGNATURE PAGE TO VOTING AGREEMENT


                                           /s/ Val Rajic
                                           -------------------
                                           Val Rajic

                                   Address:

                                           1750 East Golf Road
                                           Suite 210
                                           Schaumburg, Illinois 60173

                       SIGNATURE PAGE TO VOTING AGREEMENT

                                     TURKEY VULTURE FUND XIII, LTD.


                                     By:    /s/ Richard M. Osborne
                                           -------------------------
                                     Name:      Richard M. Osborne
                                           -------------------------
                                     Title:     Manager
                                           -------------------------


                                     Address:

                                     7001 Center Street
                                     Mentor, Ohio  44060
                                     Attention: Richard M. Osborne

                                     Copy to:

                                     Kohrman Jackson & Krantz, P.L.L.
                                     1375 East Ninth Street
                                     One Cleveland Center, 20th Floor
                                     Cleveland, Ohio  44114
                                     Attention:  Marc C. Krantz

                       SIGNATURE PAGE TO VOTING AGREEMENT


                                         /s/ Marc C. Krantz
                                         ---------------------------------
                                         Marc C. Krantz

                                 Address:

                                 Kohrman Jackson & Krantz, P.L.L.
                                 1375 East Ninth Street
                                 One Cleveland Center, 20th Floor
                                 Cleveland, Ohio 44114

                       SIGNATURE PAGE TO VOTING AGREEMENT

                                     KRANTZ FAMILY LIMITED PARTNERSHIP


                                     By:     /s/ Byron S. Krantz
                                        -------------------------------
                                        Byron S. Krantz, its General Partner


                                     Address:

                                     Kohrman Jackson & Krantz, P.L.L.
                                     1375 East Ninth Street
                                     One Cleveland Center, 20th Floor
                                     Cleveland, Ohio  44114

                       SIGNATURE PAGE TO VOTING AGREEMENT

                                     MEDICAL MUTUAL OF OHIO


                                     By:    /s/ Robert N. Trombly
                                           --------------------------------
                                     Name:      Robert N. Trombly
                                           --------------------------------
                                     Title:     Corporate Secretary
                                           --------------------------------


                                     Address:

                                     2060 East Ninth Street
                                     Cleveland, Ohio 44115
                                     Attention: General Counsel

                       SIGNATURE PAGE TO VOTING AGREEMENT

                                 UNITED PAYORS AND UNITED PROVIDERS, INC.


                                 By:    /s/ S. Joseph Bruno
                                       ---------------------------
                                 Name:      S. Joseph Bruno
                                       ---------------------------
                                 Title:     V.P. and CFO
                                       ---------------------------


                                 Address:

                                 2275 Research Blvd.
                                 6th Floor
                                 Rockville, Maryland 20850
                                 Attention: Joe Mott

                       SIGNATURE PAGE TO VOTING AGREEMENT


                                     /s/ Howard R. Conant
                                     -----------------------------------
                                     Howard R. Conant

                             Address:

                             c/o Lunn Partners
                             209 South LaSalle Street
                             Chicago, Illinois 60604
                             Attention: John Cochrane

                       SIGNATURE PAGE TO VOTING AGREEMENT

                                    JOSEPH CUSIMANO IRA


                                 By:    /s/ Joseph Cusimano IRA
                                       -----------------------------
                                 Name:      Joseph Cusimano IRA
                                       -----------------------------
                                 Title:
                                       -----------------------------


                                 Address:

                                 c/o Lunn Partners
                                 209 South LaSalle Street
                                 Chicago, Illinois 60604

                       SIGNATURE PAGE TO VOTING AGREEMENT

                               LEG PARTNERS SBIC, L.P.


                               By:    /s/ Lawrence E. Golub
                                     ----------------------------------------
                               Name:      Lawrence E. Golub
                                     ----------------------------------------
                               Title:     President of Golub GPII Corporation
                                     ----------------------------------------
                                          General Partner

                           Address:

                           230 Park Avenue
                           19th Floor
                           New York, New York 10169
                           Attention: Lawrence Golub

                                                            EXHIBIT A
                                                            ---------


                                JOINDER AGREEMENT

         Reference is made to (i) that certain Voting Agreement, dated as of _________, 1998, among Central Reserve Life Corporation, an Ohio corporation (the "COMPANY"), and the persons signatory thereto (as amended and in effect from time to time, the "VOTING AGREEMENT"), a copy of which is attached hereto, and (ii) that certain Stockholders Agreement, dated as of ___________, 1998, among the Company and the persons signatory thereto (as amended and in effect from time to time, the "STOCKHOLDERS AGREEMENT"), copy of which is attached hereto.

         The undersigned, _________________________ [print name], in order to become the owner or holder of __________ shares of common stock of the Company, hereby agrees that by the undersigned's execution hereof, the undersigned is a party to the Voting Agreement and the Stockholders Agreement subject to all of the restrictions, conditions and obligations applicable to stockholders set forth in such agreements. This Joinder Agreement shall take effect and shall become a part of each such agreement immediately upon execution.

         Executed as of the date set forth below.



                                            Signature:
                                                     --------------------------

                                            Address:
                                                   ----------------------------

                                                   ----------------------------

                                                   ----------------------------

                                            Date:
                                                -------------------------------



ACCEPTED:

CENTRAL RESERVE LIFE CORPORATION


By:
  --------------------------------
Name:
     -----------------------------
Title:
     -----------------------------
Date:
     -----------------------------

                                    EXHIBIT B
================================================================================

    INVESTOR                                        CLOSING DATE SHARES
--------------------------------------            ------------------------------
Insurance Partners, L.P.                                             2,799,466
-------------------------                         ------------------------------
Insurance Partners Offshore (Bermuda), L.P.                          1,545,990
-------------------------------------------       ------------------------------
Peter W. Nauert                                                        933,636
------------------------------------------        ------------------------------
Michael A. Cavataio                                                    130,316
------------------------------------------        ------------------------------
Mercantile Bank of Northern Illinois,
Trustee of the Conseco Stock Option
Plan FBO Michael Cavataio
#08590033                                                               37,764
#08590034                                                               13,738
------------------------------------------        ------------------------------
Karon Hill                                                             100,000
------------------------------------------        -----------------------------
Val Rajic                                                              100,000
------------------------------------------        ------------------------------
Strategic Acquisition Partners, LLC                                        -0-
------------------------------------------        -----------------------------
Turkey Vulture Fund XIII, Ltd.                                         720,910
------------------------------------------        ------------------------------
Medical Mutual of Ohio                                                 363,636
------------------------------------------        ------------------------------
United Payors and United Providers, Inc.                               181,818
------------------------------------------        ------------------------------
Howard R. Conant                                                        90,909
------------------------------------------        ------------------------------
Joseph Cusimano IRA                                                     90,909
------------------------------------------        ------------------------------
LEG Partners SBIC, L.P.                                                181,818
------------------------------------------        -----------------------------
Marc C. Krantz                                                           4,546
------------------------------------------        ------------------------------
Krantz Family Limited Partnership                                        4,544
------------------------------------------        ------------------------------